Q2 2012 Earnings Press Release Supplement July 18, 2012 Exhibit 99.2

Important Notes
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-
looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,”
“expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,”
“achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6)
the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property and information security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc. (“PNC”); (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in the appendix to this earnings release supplement, our current earnings release dated July 18, 2012, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at www.blackrock.com.

Table of Contents

Operating and Net Income/Diluted EPS, as adjusted Pg. 3
Operating Margin, as adjusted Pg. 4
Q2 2012 Mix by product, client type, style and region Pg. 5
Market Indices Pg. 6
Year-over-Year: Q2 2012 vs. Q2 2011 Pg. 7-12
Sequential Quarters: Q2 2012 vs. Q1 2012 Pg. 13-18
Non-operating and Cash Flow Pg. 19-21
Appendix Pg. 22-28

$819
$883
$849
$841
$825
$832
$582
$578
$521
$558
$575
$558
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

$2.96
$3.00
$2.83
$3.06
$3.16
$3.10
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

BLACKROCK

Operating income remained strong despite market environment
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Operating Income Net Income
Second quarter EPS reflected market conditions

40.0%
38.6%
39.2%
40.1%
39.7%
37.4%
38.7%
38.2%
36.8%
39.3%
39.1%
2007 2008 2009 2009 2010 Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Sequential operating margin improvement
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Full Year 2011 = 39.7%
BGI/BLK
Pro Forma
Year-over-year operating margin largely reflected market effects
YTD 2012 = 38.9%

Q2 2012 mix by product, client type, style and region

Q2 2012 Long-term Base Fees of $1.902 billion generated from
Long-term Assets Under Management of $3.255 trillion at June 30, 2012
Product Type Client Type Style
Region
Alternatives
9%
Alternatives 3%
Institutional
Index
12%
Institutional
Index
43%
Multi-Asset
12%
7%
Fixed Income
24%
Fixed Income
39%
Equity
55%
Equity
51%
iShares
31%
iShares
20%
Asia-Pacific
8%
Asia -Pacific
11%
iShares
31%
iShares
20%
EMEA
28%
EMEA
29%
Americas
64%
Americas
60%
Retail
34%
Retail
11%
Active
57%
Active
37%
Institutional
35%
Institutional
69%
Revenue AUM Revenue AUM Revenue AUM Revenue AUM
Multi-Asset

Major non-US equity markets trended lower in Q2 2012

Index
Average Index Level Q2 12 vs.
Q2 11 Q1 12 Q2 12 Q2 11 Q1 12
S&P 500 1,319 1,347 1,350 2.3%
MSCI Barra World Index 1,332 1,268 1,233 (7.4%)
MSCI Europe Index 95 90 86 (9.4%)
MSCI AC Asia Pacific Index 135 124 118 (12.4%)
MSCI Emerging Markets Index 1,158 1,026 963 (16.9%)
S&P Global Natural Resources 3,941 3,533 3,209 (18.6%)
(2.7%)
(4.4%)
(4.6%)
(6.2%)
(9.2%)
0.2%

Year-over-year Q2 2012 vs. Q2 2011 7

Year-over-year EPS growth
Q2-12 Compared to Q2-11, as adjusted
$3.27
$0.18
($0.08)
$3.09
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
Q2-11 EPS Operating EPS Non-Operating EPS Q2-12 EPS
Total EPS:
$3.10
Total EPS:
$3.00
Non-Operating:
($0.09)
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Non-Operating:
($0.17)
Decreasing EPS
$0.10
Increasing EPS

Year-over-year operating income reflected market effects and expense discipline
Q2-12 Compared to Q2-11, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Decreasing Expenses Decreasing Revenue
$0
($51) million
$832
$883
$67
($118)
$600
$700
$800
$900
Q2-11 Revenue Expenses Q2-12

Year-over-year revenue reflected market effects and strong demand for BRS services
Q2-12 Compared to Q2-11
($118) million
Total Revenue
Q2-11
$2.35 billion
Q2-12
$2.23 billion
Decreasing Revenue
Increasing Revenue
90%
2%
5%
3%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue/
Distribution Fees
89%
2%
6%
3%
$0
$2,347
$2,229
($14)
($9)
$2,000
$2,200
$2,400
Q2-11 BRS & Advisory Performance Fees Other Revenue /
Distribution Fees
Base Fees Q2-12

25%
3%
4%
13%
24%
4%
9%
11%
7%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
3%
5%
22%
14%
23%
4%
9%
12%
8%

Base Fees ($ in millions)

BLACKROCK

($110) million

Year-over-year base fees reflected a shift towards fixed income iShares
Decreasing Base Fees Increasing Base Fees
Q2-12 Compared to Q2-11
Q2-12
$1.99 billion
Base fees
Q2-11
$2.10 billion
$0
$1,990
$2,100
($107)
($33)
($20)
($8)
$8
$9
$30
$1,900
$2,000
$2,100
$2,200
Q2-11 iShares
Fixed
Income
Active Fixed
Income
Institutional
Index Equity
Multi-Asset Institutional
Index Fixed
Income
Cash Alternatives iShares
Equity
Active Equity Q2-12
$6
$5

Year-over-year expenses declined across all major expense categories
Increasing Expenses Decreasing Expenses
Q2-12
$1.40 billion
Expenses, as adjusted, by Category
Q2-12 Compared to Q2-11, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
$0
($67) million
Q2-11
$1.46 billion
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amortization of Intangibles
55%
7%
10%
24%
3%
1%
56%
7%
10%
23%
3%
1%
$1,464
$1,397
($24)
($21)
($9)
($7)
($7)
$1
$1,300
$1,400
$1,500
Q2-11 Compensation
& Benefits
G&A Direct Fund
Expenses
Distribution    &
Servicing
Amort.- Deferred
Commissions
Amort.-
Intangible
Assets
Q2-12

Sequential Quarters Q2 2012 vs. Q1 2012 13

($0.23)
$0.17
$3.27
$3.10
($0.50)
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
Q1-12 EPS Operating EPS Non-Operating EPS Q2-12 EPS

Sequential EPS reflected market conditions
Increasing EPS
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q2-12 Compared to Q1-12, as adjusted
Total EPS:
$3.16
Total EPS:
$3.10
Operating
EPS:
Non-Operating:
$0.06
Non-Operating:
($0.17)
Operating
EPS:
Decreasing EPS
($0.06)

Operating Income, as adjusted ($ in millions)

BlackRock

Q2 2012 operating income improvement reflected seasonal factors and market effects
Q2-12 Compared to Q1-12, as adjusted
$7 million
$0
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Decreasing Expense Decreasing Revenue
$832
$825
($20)
$27
$600
$700
$800
$900
Q1-12 Revenue Expenses Q2-12

Sequential revenue stable
($20) million
Decreasing Revenue
Q2-12 Compared to Q1-12
Increasing Revenue
Total Revenue
Q2-12
$2.23 billion
Q1-12
$2.25 billion
$0
$2,229
$2,249
$8
($2)
$13
($39)
$2,000
$2,200
$2,400
Q1-12 Base Fees BRS & Advisory Other Revenue /
Distribution Fees
Performance Fees Q2-12
89%
2%
6%
3%
4%
5%
3%
88%
Base Fees
Performance Fees
BRS & Advisory
Other Revenue /
Distribution Fees

3%
22%
5%
14%
24%
5%
9%
12%
6%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
3%
5%
22%
14%
23%
4%
9%
12%
8%

Base Fees ($ in millions)

BLACKROCK

Sequential base fees reflected seasonal factors, fixed income demand and market effects
Base Fees
Q2-12 Compared to Q1-12
$1,990
$1,977
($24)
($7)
($7)
($6)
($1)
$6 $9
$10
$33
$1,800
$1,900
$2,000
Q1-12 Institutional
Index Equity
Institutional
Index Fixed
Income
iShares
Fixed
Income
Active
Fixed
Income
Cash iShares
Equity
Alternatives Multi-Asset Active
Equity
Q2-12
Increasing Base Fees Decreasing Base Fees
Q2-12
$1.99 billion
Q1-12
$1.98 billion
$0
$13 million

Sequential expenses declined overall despite higher brand campaign costs
Increasing Expenses Decreasing Expenses
Expense, as adjusted, by Category
Q2-12 Compared to Q1-12, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q2-12
$1.40 billion
Q1-12
$1.42 billion
$0
($27) million
$1,397
$1,424
$17
($2)
($2)
($8)
($32)
$1,300
$1,400
$1,500
Q1-12 Compensation &
Benefits
Direct Fund
Expenses
Distribution &
Servicing
Amort.-
Deferred
Commissions
G&A Q2-12
56%
3%
23%
10%
1%
7%
57%
3%
21%
11%
1%
7%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. Of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amort.. of Intangible Assets

Non-operating and cash flow 19

Non-Operating Income (Expense), as adjusted
($ in millions)

For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (f) in the current earnings release.
Q2 2012 non-operating expense
($4)
$4
$3
($2)
($44)
($50)
($40)
($30)
($20)
($10)
$0
$10
Private Equity Real Estate Hedge Funds/ Funds of
Hedge Funds
Other Investments Net Interest Expense
Q2-12 $43 million Non-Operating Expense by Category, as adjusted
Investment Losses/ Net Interest Expense
Investment Gains
$1 million Net Investment Gain

Dividends declared (whole dollars)
50%
56%
53%
48%
44%
48%
63%
$1.68
$2.68
$3.12
$3.12
$4.00
$5.50
$3.00
2006
2007
2008
2009
2010
2011
YTD Q2 2012
Dividend
Payout Ratio (A)

Operating cash flows ($ in billions)

BLACKROCK

$2.8
$2.5
$1.4
$1.9
$0.7
$0.9
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2006 2007 2008 2009 2010 2011 YTD Q2
2011
Est.
YTD Q2
2012

Operating cash flow and payout ratio
2/17/06    2/27/07     2/15/08      N/A
Dividend Change
Declared:
Excludes $2.5 bn June 2011
buyback of 13.6 million shares
Payout Ratio
Operating cash flow
GAAP as adjusted
Excludes $1.0 bn May 2012
buyback of 6.4 million shares
$0.6
$0.7
$0.7
$0.8
2/25/10 2/24/11 2/23/12
For further information and reconciliation between GAAP and as adjusted, see the
Company’s previously filed Form 10-Ks, Form 10-Qs and 8-Ks and the appendix to this earnings release supplement.
Notes:
(A)Payout ratio = (dividends + share repurchases) / GAAP net income.
$2.6
$2.6
$1.2
$1.5
$0.9
$0.7
`

Appendix 22

14%
28%
8%
14%
3%
8%
6%
19%

Long-term AUM ($ in billions)

BLACKROCK

Q2 2012 long-term AUM reflected modest long-term inflows and market declines
Q2-11 Compared to Q2-12
$0
($24) billion
Long-term AUM
Q2-11
$3.279 trillion
Q2-12
$3.255 trillion
$3,279
$8
$8
$7
($47)
$3,255
$3,100
$3,200
$3,300
$3,400
Q2-11 Net New Business Acquisition Market FX Q2-12
Decreasing AUM
Increasing AUM
7%
3%
10%
13%
4%
15%
29%
19%
Index
EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives

Q2 2012 long-term AUM reflected decline in global markets
Q1-12 Compared to Q2-12
Long-term AUM
Q2-12
$3.255 trillion
Decreasing AUM Increasing AUM
Q1-12
$3.345 trillion
7%
3%
9%
13%
5%
14%
30%
19%
Index EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives
8%
3%
8%
14%
6%
14%
28%
19%
$3,345
$3,255
($78)
$4
($16)
$0
$3,100
$3,200
$3,300
$3,400
Q1-12 Net New Business Market FX Q2-12
($90) billion

$819
$883
$849
$841
$825
$832
$798
$866
$777
$808
$815
$829
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

$21
$17
$72
$33
$10
$3
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

BLACKROCK

Quarterly operating income – GAAP and as adjusted
GAAP as adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, restructuring charges, and compensation related to appreciation (depreciation) on certain deferred compensation plans
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

$582
$578
$521
$558
$575
$558
$568
$619
$595
$555
$572
$554
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

$14
($41)
($74)
$3
$3
$4
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

BLACKROCK

Quarterly net income – GAAP and as adjusted
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, restructuring charges, income tax law changes and a state tax election
GAAP as adjusted
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

$15
$14
($24)
($27)
($79)
($112)
$7
($21)
$23
$15
($43)
($40)

$33
($1)
($3)
($28)
($8)
($3)
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

BLACKROCK

GAAP as adjusted
Quarterly non-operating income – GAAP and as adjusted
Non-Operating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests and compensation expense related to (appreciation) depreciation on certain deferred compensation plans
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (f) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Q2
2012

Cash Flow GAAP and As Adjusted
Cash Flow GAAP and As Adjusted
(in millions)
2006 2007 2008 2009 2010 2011
YTD
Q2 2011
EST YTD
Q2 2012
Operating Cash Flows
Operating Cash flows, GAAP
basis $721 $587 $1,916 $1,399 $2,488 $2,826 $717 $900
Less: Non-GAAP adjustments (1) 21 (337) 413 168 (77) 178 16 100
Operating Cash flows, as
Adjusted $700 $924 $1,503 $1,231 $2,565 $2,648 $701 $800
Investing Cash Flows
Investing Cash flows, GAAP
basis $3 ($1,068) ($394) ($5,519) ($627) ($204) ($104) ($600)
Less: Non-GAAP adjustments (1) 2 (201) (9) 31 (52) 24 (2) (200)
Investing Cash flows, as
Adjusted $1 ($867) ($385) ($5,550) ($575) ($228) ($102) ($400)
Financing Cash Flows
Financing Cash flows, GAAP
basis ($85) $959 ($887) $6,749 ($3,170) ($2,485) ($1,236) ($200)
Less: Non-GAAP adjustments (1) 68 514 (410) (185) 110 (71) (29) -
Financing Cash flows, as
Adjusted ($153) $445 ($477) $6,934 ($3,280) ($2,414) ($1,207) ($200)
(1) Non-GAAP adjustments include the impact on cash flows of consolidated sponsored investment funds and consolidated VIEs.